UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2018

JETPAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35170	90-0632274
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7450 Tilghman Street, Allentown, PA 18106

(Address of Principal Executive Offices) (Zip Code)

(610) 797-9500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 29, 2018, JetPay Payment Services, TX, LLC (“JetPay Payments, TX”), a wholly-owned subsidiary of JetPay Corporation, entered into a sublease agreement (the “Sublease”) with Affirmative Agencies LLC (the “Sublessor”), pursuant to which JetPay Payments, TX agreed to sublease from the Sublessor approximately 28,646 square feet of office space located at 4450 Sojourn Dr., Addison, Texas 75001. The Sublease became effective on August 30, 2018 upon the execution of the Landlord’s Consent to Sublease by and between Sojourn Office, LLC, the ultimate landlord of the property, the Sublessor, and JetPay Payment Services, TX. The lease term will commence on October 15, 2018 and continue for seventy (72) months and sixteen (16) days, ending on October 31, 2024.

JetPay Payments, TX will pay no rent under the Sublease until February 15, 2019, and thereafter will pay base rent initially at $32,824 per month and increasing to $38,791 per month in the last year of the term. JetPay Payments, TX will also pay no rent in month thirteen (13) of the term. JetPay Payments, TX will also pay utilities monthly, along with additional annual rent, as further described in the Sublease, equal to the amount of any increases in operating expenses over base year 2019.

Under the Sublease, JetPay Payments, TX was granted a one-time right of first refusal on any contiguous vacancy that may become available upon the same terms and conditions as the Sublease during the first year of the lease term. After the first year of the lease term, JetPay Payments, TX’s right of first refusal shall be on the same terms and conditions as presented in a bona fide third-party offer.

The description of the Sublease as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of such Sublease, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Sublease Agreement, dated as of August 29, 2018, by and between Affirmative Agencies LLC and JetPay Payment Services, TX, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2018
JETPAY CORPORATION

	By:	/s/ Gregory M. Krzemien
Name: Gregory M. Krzemien
Title: Chief Financial Officer